UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 7, 2011

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE NILE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

411 FIRST AVENUE SOUTH, SUITE 700, SEATTLE, WASHINGTON, 98104

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(206) 336-6700

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

N/A

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 8, 2011, Blue Nile, Inc. issued a press release announcing financial results for the third quarter ended October 2, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Diane Irvine resigned from her positions as Chief Executive Officer, President and director of Blue Nile, Inc. (the “Company”) effective November 11, 2011.

The Board of Directors of the Company appointed Vijay Talwar, the Company’s Senior Vice President and General Manager of International, as the interim Chief Executive Officer, effective immediately.

Mr. Talwar, 40, has served as the Company’s Senior Vice President and General Manager of International since August 26, 2010 and served as the Company’s interim Chief Financial Officer from November 2010 to August 2011. From November 2008 to August 2010, Mr. Talwar served as the Chief Executive Officer of the William J. Clinton Foundation India, a global 501(c)(3) nongovernmental organization established to provide healthcare and sustainability programs across India and South Asia. From February 2008 to September 2008, Mr. Talwar served as the Chief Operating Officer of EL Rothschild LLC, a venture designed to bring international luxury brands to India. From April 2007 to January 2008, Mr. Talwar served as the Chief Operating Officer for the Central Europe, Middle East and Africa region at Nike, Inc., the world’s leading designer, marketer and distributor of authentic athletic footwear, apparel, equipment and accessories. From June 2004 to April 2007, Mr. Talwar served as the Senior Director of Strategy and Finance at Nike’s Global Apparel division. From December 2003 to June 2004, Mr. Talwar served as the Director of Strategy at Nike’s Global Apparel division, and from April 2002 to December 2003, he served as a Manager of the Global Strategic Planning group at Nike. Prior to Nike, Mr. Talwar was a consultant at Bain & Company, a management consulting firm; a special projects manager and senior internal auditor at the Kellogg Company, a leading producer of cereal and convenience foods; and a senior tax consultant and audit assistant at Deloitte & Touche, an accounting firm.

Mr. Talwar holds a M.B.A. from University of Chicago, a Master of Accountancy from Miami University, and a B.A. in Accountancy from the University of Findlay.

In connection with Ms. Irvine’s resignation from the Board of Directors, the Board decreased the size of the Board from eight directors to seven directors.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly set forth by specific reference in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated November 8, 2011, issued by Blue Nile, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.

Dated: November 8, 2011	By:	/s/ Terri K Maupin
Terri K. Maupin
Chief Accounting Officer (Principal Accounting Officer)

Dated: November 8, 2011	By:	/s/ David Binder
David Binder
Chief Financial Officer (Principal Financial Officer)